Exhibit 99.2

Date: October 28, 2008

AsiaInfo Holdings, Inc.

4th Floor, Zhongdian Information Tower

6 Zhongguancun South Street

Haidian District

Beijing 100086

China

Dear Sirs,

RESIGNATION AS DIRECTOR

I, CHEUNG Wing Chung, Anders, hereby tender my resignation as the director of your Company with immediate effect.

Yours faithfully,

/s/ CHEUNG Wing Chung, Anders
CHEUNG Wing Chung, Anders